FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Interest Expense [Abstract]
Interest and exchange rate expenses on long-term loans	$ 134	$ 95	$ 106
Expenses on short-term credit and bank charges	143	54	284
Effect of exchange rate differences on other expenses and net loss from derivative instruments	(59)	117	19
Other financing expenses (income), net	41	90	30
Financial expenses, net	$ 259	$ 356	$ 439